EXHIBIT 99 (b)

                            Certification
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                        (18 U.S.C. Sec. 1350)
        With Respect to the Standex International Corporation
                    Quarterly Report on Form 10-Q
           For the Fiscal Quarter Ended December 31, 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned Chief Financial Officer of Standex International Corporation, a Delaware corporation (the "Company") does hereby certify that:

       1. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2003    /s/ Christian Storch
                            Christian Storch
                            Vice President/Chief Financial Officer